UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary proxy statement

☐
Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒
Definitive proxy statement

☐
Definitive additional materials

☐
Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Titan Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of filing fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)
Amount previously paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

TITAN PHARMACEUTICALS, INC.
400 Oyster Point Boulevard, Suite 505
South San Francisco, California 94080
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held December 13, 2021
To the Stockholders of Titan Pharmaceuticals, Inc.:
The annual meeting of stockholders of Titan Pharmaceuticals, Inc. (“our company, “Titan,” “we,” “our,” or “us”) will be held at our executive offices at 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 on Monday, December 13, 2021 at 9:00 a.m. local time for the following purposes:
•
to elect a board of five directors;

•
to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

•
to consider a non-binding advisory vote on executive compensation; and

•
to consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

The close of business on November 1, 2021 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.
You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope. If you attend the meeting you may vote in person, even if you returned a proxy.
Our proxy statement and proxy are enclosed, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. These materials are also available on our website: www.titanpharm.com.
IMPORTANT
Please note, if your shares are held in street name, your broker, trust, bank or other nominee holder cannot vote your shares on the election of directors or approval on an advisory basis, of the compensation of our named executive officers unless you instruct the nominee holder how to vote by marking your form of proxy and returning it as instructed.
By Order of the Board of Directors,

Marc Rubin, M.D.
Executive Chairman of the Board
November 5, 2021

TITAN PHARMACEUTICALS, INC.
400 Oyster Point Boulevard, Suite 505
South San Francisco, California 94080
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement to the holders of our common stock in connection with the solicitation of proxies on behalf of our board of directors (the “Board”) for use at our annual meeting of stockholders to be held at our executive offices at 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080 on Monday, December 13, 2021 at 9:00 a.m. local time, and any adjournment thereof. We will bear the cost of soliciting proxies. In addition to solicitation of proxies by mail, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.
We mailed these proxy materials on or about November 5, 2021 to our stockholders of record and beneficial owners as of November 1, 2021.
Annual Report on Form 10-K
Our Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the SEC (the “2020 10-K”) is accessible free of charge on our website at https://ir.titanpharm.com/all-sec-filings. It contains audited financial statements covering our fiscal years ended December 31, 2020 and 2019. You can request a copy of the 2020 10-K free of charge by calling 1-650-989-2268 or sending an e-mail to bcrowley@titanpharm.com. Please include your contact information with the request. The 2020 10-K, without exhibits, accompanies this proxy statement.
GENERAL INFORMATION ABOUT VOTING
Record Date
Only the holders of record of our common stock at the close of business on the record date, November 1, 2021 (the “Record Date”), are entitled to notice of and to vote at the meeting. On the Record Date, there were 9,864,068 shares of our common stock outstanding. Stockholders are entitled to one vote for each share of common stock held on the Record Date.
Quorum
Consistent with Delaware law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the annual meeting will constitute a quorum for purposes of voting on a particular matter at the annual meeting. Once a share is represented for any purpose at the annual meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. If a quorum is not present, the annual meeting will be adjourned until a quorum is obtained.
Voting
When a proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:
1)
FOR the election of the five director nominees identified therein;

2)
FOR ratification of the appointment of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3)
FOR approval, on an advisory basis, of the compensation paid to our named executive officers; and

4)
in the discretion of the proxies with respect to any other matters properly brought before the stockholders at the meeting.

Votes Required for Approval
Assuming the presence of a quorum at the annual meeting:
•
The election of directors will be determined by a plurality of the votes cast. This means that the five nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

•
The ratification of the appointment of WithumSmith+Brown, PC and the approval of the advisory resolution regarding the compensation paid to our named executive officers require the affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote on the proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Broker Non-Votes
A “broker non-vote” occurs when a broker, bank, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder (i) has not received instructions from the beneficial owner and (ii) does not have discretionary voting power for that particular item.
If you are a beneficial owner and you do not give instructions to your broker, bank, or other holder of record, such holder of record will be entitled to vote the shares with respect to “routine” items but will not be permitted to vote the shares with respect to “non-routine” items (those shares are treated as “broker non-votes”). If you are a beneficial owner, your broker, bank, or other holder of record has discretion to vote your shares on the to ratify the appointment of Withum as our independent registered public accounting firm if the holder of record does not receive voting instructions from you. However, such holder of record may not vote your shares on the election of directors or the advisory resolution regarding say-on-pay without your voting instructions on this proposal. Accordingly, without your voting instructions on these proposals, a broker non-vote will occur.
We encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the annual meeting.
Revocability of Proxies
You may revoke any proxy given in response to this solicitation by notifying the Company in writing at the above address, attention: Corporate Secretary by 5 p.m. on December 10, 2021, or by voting a subsequent proxy or in person at the annual meeting. Attendance by a stockholder at the meeting does not alone serve to revoke a proxy. If a broker, trust, bank or other nominee holds your shares, please follow the instructions you receive from that person.
Delivery of Documents to Stockholders Sharing an Address
The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate Notice of Internet Availability or separate copy of proxy materials to one or more stockholders at a shared address to which a single Notice of Internet Availability or a single copy of proxy materials was delivered. Stockholders may request a separate Notice of Internet Availability or separate copy of proxy materials by contacting our Vice President, Finance either by calling 1-650-989-2268 or by mailing a request to 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

Stockholders at a shared address who receive multiple Notices of Internet Availability or multiple copies of proxy materials may request to receive a single Notice of Internet Availability or a single copy of proxy materials in the future in the same manner as described above.

CORPORATE GOVERNANCE
Board Composition
Our Board is currently comprised of five members. Joseph A. Akers, Kate Beebe DeVarney, Ph.D., M. David MacFarlane, Ph.D., James R. McNab, Jr. and Marc Rubin, M.D.
Independence of Directors
The following individuals meet the independence requirements and standards currently established by the NASDAQ Stock Market (“Nasdaq”): Joseph A. Akers, M. David MacFarlane, Ph.D. and James R. McNab, Jr.
Board Committees
Our Board has established the following three standing committees: audit committee; compensation committee; and nominating and governance committee, or nominating committee.
The audit committee was formed in compliance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and currently consists of Joseph A. Akers (chair), M. David MacFarlane, Ph.D. and James R. McNab, Jr., each of whom meets the independence requirements and standards currently established by Nasdaq and the SEC. In addition, the Board has determined that Mr. Akers is an “audit committee financial expert” and “independent” as defined under the relevant rules of the SEC and Nasdaq. The audit committee assists the Board by overseeing the performance of the independent auditors and the quality and integrity of Titan’s internal accounting, auditing and financial reporting practices. The audit committee is responsible for retaining (subject to stockholder ratification) and, as necessary, terminating, the independent auditors, annually reviewing the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approving audit and non-audit services to be performed by the auditors and related fees. During the fiscal year ended December 31, 2020, the audit committee met four times.
The compensation committee makes recommendations to the Board concerning salaries and incentive compensation for our officers, including our principal executive officer, and employees and administers our stock option plans. The compensation committee currently consists of Joseph A. Akers, M. David MacFarlane, Ph.D. (chair) and James R. McNab, Jr., each of whom meets the independence requirements and standards currently established by Nasdaq. The compensation committee did not meet as a separate committee, but took action by written consent two times during the fiscal year ended December 31, 2020.
The purpose of the nominating committee is to assist the Board in identifying qualified individuals to become Board members, in determining the composition of the Board and in monitoring the process to assess Board effectiveness. The nominating committee consists of Joseph A. Akers, M. David MacFarlane, Ph.D. and James R. McNab, Jr. (chair), each of whom meets the independence requirements and standards currently established by Nasdaq. The nominating committee held one meeting during the fiscal year ended December 31, 2020.
The charters for the audit, compensation and governance committees, which have been adopted by our Board, contain detailed descriptions of the committees’ duties and responsibilities and are available in the About Titan section of our website at www.titanpharm.com.
Board Leadership Structure
Our principal executive officer and chairman of the Board positions are both held by Marc Rubin, M.D.
Role of the Board in Risk Oversight
Our audit committee is primarily responsible for overseeing our risk management processes on behalf of the full Board. The audit committee receives reports from management at least quarterly regarding our assessment of risks. In addition, the audit committee reports regularly to the full Board, which also considers our risk profile. The audit committee and the full Board focus on the most significant risks we face and our general risk management strategies. While the Board oversees our risk management, management is responsible for day-to-day risk management processes. Our Board expects management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the audit committee and the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that our Board leadership structure, which also emphasizes the independence of the Board in its oversight of its business and affairs, supports this approach.
Board Meetings
Our business affairs are managed under the direction of our Board, which is currently composed of five members. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling and direction to our management. During the fiscal year ended December 31, 2020, the Board met 17 times and took action by written consent one time. No director attended fewer than 75% of the meetings of the Board and Board committees of which the director was a member. All of the members of the Board attended our last annual meeting of stockholders either in person or by telephone.
Code of Ethics
We adopted a Code of Business Conduct and Ethics (the “Code”) in February 2013 that applies to all directors, officers and employees. The Code was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2012 and is available on our website at www.titanpharm.com as part of that report. A copy of the Code will also be provided to any person without charge, upon written request sent to us at our offices located at 400 Oyster Point Blvd, Suite 505, South San Francisco, California 94080.
Communications with the Board
Stockholders can mail communications to the Board, c/o Titan Pharmaceuticals, Inc., 400 Oyster Point Blvd, Suite 505, South San Francisco, California 94080, who will forward the correspondence to each addressee.
Report of the Audit Committee of the Board of Directors
The audit committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management of the Company. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee recommended to the Board that the audited financial statements be included in the 2020 10-K for filing with the Securities and Exchange Commission.
Respectfully submitted by the audit committee,
Joseph A. Akers, Chair
M. David MacFarlane, Ph.D.
James R. McNab, Jr.,

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth as of the Record Date, the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our common stock; (ii) each current director and director nominee; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. As of the Record Date, we had 9,864,068 shares of common stock issued and outstanding.
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.
Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)	Percent of Shares Beneficially Owned
Joseph A. Akers(3)	27,504	*%
Kate Beebe DeVarney, Ph.D.(4)	93,432	*
M. David MacFarlane, Ph.D.(5)	26,268	*
James R. McNab, Jr.(6)	27,988	*
Marc Rubin, M.D.(7)	102,510	1.0
All executive officers and directors as a group (5) persons		2.7

*
Less than one percent.

(1)
Unless otherwise indicated, the address of such individual is c/o Titan Pharmaceuticals, Inc., 400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

(2)
In computing the number of shares beneficially owned by a person and the percentage ownership of a person, shares of our common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of each other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(3)
Includes (i) 25,207 shares issuable upon exercise of outstanding options and (ii) 1,112 shares issuable upon exercise of outstanding warrants.

(4)
Includes 93,352shares issuable upon exercise of outstanding options.

(5)
Includes (i) 25,251shares issuable upon exercise of outstanding options and (ii) 445 shares issuable upon exercise of outstanding warrants.

(6)
Includes (i) 25,207shares issuable upon exercise of outstanding options and (ii) 1,112 shares issuable upon exercise of outstanding warrants.

(7)
Includes (i) 97,184shares issuable upon exercise of outstanding options and (ii) 2,223 shares issuable upon exercise of outstanding warrants.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
At the meeting, five directors will be elected by the stockholders to serve until the next annual meeting of stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of Marc Rubin, M.D., Joseph A. Akers, Kate Beebe DeVarney, Ph.D., M. David MacFarlane, Ph.D. and James R. McNab, Jr. unless the proxy contains contrary instructions. We have no reason to believe that any of the nominees will not be a candidate or will be unable to serve. In the event that any of the nominees should become unable or unwilling to serve as a director, however, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.
Our directors are appointed for a one-year term to hold office until the next annual meeting of our stockholders or until they resign or are removed from office in accordance with our bylaws. Set forth below are the respective principal occupations or brief employment histories of the seven nominees.
Marc Rubin, M.D. (66) served as our president and chief executive from October 2007 until December 2008 and was re-engaged as our executive chairman in May 2009. Until February 2007, Dr. Rubin served as head of global research and development for Bayer Schering Pharma, as well as a member of the Executive Committee of Bayer Healthcare and the Board of Management of Bayer Schering Pharma. Prior to the merger of Bayer Pharmaceuticals and Schering AG in June 2006, Dr. Rubin was a member of the Executive Board of Schering AG since joining the Company in October 2003, as well as chairman of Schering Berlin Inc. and President of Berlex Pharmaceuticals, a division of Schering AG. From 1990 until August 2003, Dr. Rubin was employed by GlaxoSmithKline where he held positions of increasing responsibility in global clinical and commercial development overseeing programs in the United States, Europe, Asia and Latin America. From 2001 through 2003, he was senior vice president of Global Clinical Pharmacology & Discovery Medicine. Dr. Rubin holds an M.D. from Cornell University Medical College. Dr. Rubin currently serves on the board of directors of Curis Inc. and Galectin Therapeutics. Based on Dr. Rubin’s position as our executive chairman, his extensive senior management experience and service on boards of directors in the biotechnology and pharmaceutical industries and his medical background, our Board believes that Dr. Rubin has the appropriate set of skills to serve as a member of the Board.
Joseph A. Akers (76) was employed in various capacities by Bayer Corporation, Bayer Healthcare and certain related entities, including as president of the Hematology/Cardiology Business Unit from 2004 to 2007, president and chief executive officer of Bayer Business and Corporate Services from July 2002 through 2003 and executive vice president and chief administrative and financial officer from 1999 to July 2002. Mr. Akers received a B.S. in marketing and an M.B.A. in finance from the University of California at Berkeley. Based on Mr. Akers’ extensive management experience in the pharmaceutical industry, particularly in the areas of administration and finance, our Board believes that Mr. Akers has the appropriate set of skills to serve as a member of the Board.
Katherine Beebe DeVarney, Ph.D. (60) joined Titan in February 2007 and currently serves as our President and Chief Operating Officer. She has been a member of the Board since December 2019. During her 14 years with us, she has served in various scientific and medical research and development capacities, with primary responsibility for oversight of our product research and development, Regulatory Affairs, and Medical Affairs. Dr. Beebe DeVarney has 24 years of experience as a Neuroscientist in the pharmaceutical industry, including positions of increasing responsibility with SmithKline Beecham, GlaxoSmithKline, Merck, and Corcept Therapeutics. Prior to her pharmaceutical career, Dr. Beebe DeVarney was a hospital-based clinician and worked in academic medicine for 10 years. She received her Ph.D. in Clinical Neuropsychology from George Mason University, and completed a two-year post-doctoral fellowship at Graduate Hospital and the University of Pennsylvania. Based on Dr. Beebe DeVarney’s extensive knowledge of the medical, research, and regulatory requirements of product development programs, our Board believes that Dr. Beebe DeVarney has the appropriate set of skills to serve as member of the Board.
M. David MacFarlane, Ph.D. (81) served as Vice President and Responsible Head of Regulatory Affairs of Genentech, Inc. from 1989 until his retirement in August 1999. Prior to joining Genentech, Inc., he served in various positions with Glaxo Inc., last as Vice President of Regulatory Affairs. Based on

Dr. MacFarlane’s management experience in the pharmaceutical industry, particularly in the area of clinical and regulatory affairs, our Board believes that Dr. MacFarlane has the appropriate set of skills to serve as a member of the Board.
James R. McNab, Jr. (77) has served since June 2014 as chief executive officer of JT Pharmaceuticals, Inc., a privately-held drug discovery company he founded. From 2009 until December 2019, Mr. McNab served as executive chairman of FirstString Research, Inc., a privately-held biopharmaceutical company. Mr. McNab has co-founded several privately-held companies, including Sontra Medical Corporation, a drug delivery company, and Parker Medical Associates, a manufacturer and worldwide supplier of orthopedic and sports-related products. He received a B.A. in economics from Davidson College and an M.B.A. from the University of North Carolina at Chapel Hill. Based on Mr. McNab’s extensive management experience in the pharmaceutical industry, our Board believes that Mr. McNab has the appropriate set of skills to serve as a member of the Board.
As indicated above, each of our directors has extensive management and operational experience in one or more facets of the pharmaceutical industry, including research, product development, clinical and regulatory affairs, manufacturing and sales and marketing, providing our company with the leadership needed by a biotechnology company in all stages of its development.
Directors hold office until the next annual stockholders’ meeting or until their death, resignation, retirement, removal, disqualification, or until their successors have been elected and are qualified.
THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

DIRECTOR COMPENSATION
The following table summarizes compensation that our non-employee directors earned during 2020 for services as members of our Board.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Joseph A. Akers(2)	$56,875	$—	$—	$—	$—	$—	$56,875
M. David MacFarlane(3)	56,875	—	—	—	—	—	56,875
James R. McNab, Jr.(4)	44,375	—	—	—	—	—	44,375

(1)
Amounts shown represent the grant date fair value computed in accordance with FASB ASC 718. The assumptions used by us with respect to the valuation of option grants and stock awards are set forth in the 2020 10-K under Note 9 to the financial statements in.

(2)
The aggregate number of option awards held at December 31, 2020 was 207.

(3)
The aggregate number of option awards held at December 31, 2020 was 303.

(4)
The aggregate number of option awards held at December 31, 2020 was 207.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows information concerning the annual compensation for services provided to us by our named executive officers for the periods set forth.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options Awards ($)(1)	Stock Awards ($)(1)	All Other Compensation ($)	Total Compensation ($)
Marc Rubin, MD(2)	2020	$250,521	$—	$—	$—	$—	$250,521
Executive Chairman	2019	$318,750	$—	$266,629	$—	$—	$583,379
Sunil Bhonsle(2)(3)	2020	$239,063	$—	$—	$—	$65,385(4)	$304,448
Chief Executive Officer, President and Principal Financial Officer	2019	$417,115	$—	$266,629	$—	$—	$683,744
Katherine Beebe DeVarney, Ph.D.(3)	2020	$365,000	$—	$—	$—	$—	$365,000
Executive Vice President and Chief Scientific Officer	2019	$365,000	$—	$18,017	$—	$—	$383,017
Dane Hallberg(5)	2020	$124,856	$—	$—	$—	$175,000(6)	$299,856
Executive Vice President and Chief Commercial Officer	2019	$350,000	$—	$72,748	$—	$—	$422,748

(1)
Amounts shown represent the grant date fair value computed in accordance with FASB ASC 718. The assumptions used by us with respect to the valuation of option grants and stock awards are set forth in the 2020 10-K under Note 9 to the Financial Statements.

(2)
Beginning in January 2020, our Chief Executive Officer and our Executive Chairman agreed to a 50% reduction in their base salaries through June 30, 2020.

(3)
In October 2020, Mr. Bhonsle retired and Dr. Beebe DeVarney assumed the roles of President and Chief Operating Officer.

(4)
Amounts shown represent the payment of accrued vacation at time of retirement.

(5)
Mr. Hallberg’s employment terminated in April 2020.

(6)
Amounts shown represent severance payments.

Employee Benefits Plans
The principal purpose of our stock incentive plans is to attract, motivate, reward and retain selected employees, consultants and directors through the granting of stock-based compensation awards. The stock option plans provides for a variety of awards, including non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Code), stock appreciation rights, restricted stock awards, performance-based awards and other stock-based awards.
2002 Non-Qualified Plan
In July 2002, we adopted the 2002 Stock Incentive Plan, or the 2002 Plan. Under the 2002 Plan, as amended, a total of approximately 7,234 shares of our common stock were authorized for issuance to employees, officers, directors, consultants, and advisers. The 2002 Plan expired by its terms in July 2012. On the Record Date, options to purchase an aggregate of 1,324 shares of our common stock were outstanding under the 2002 Plan.

2014 Incentive Plan
In February 2014, we adopted the 2014 Incentive Plan, or the 2014 Plan, pursuant to which 2,526 shares of our common stock were authorized for issuance to employees, directors, officers, consultants and advisors. On the Record Date, options to purchase 1,272 shares of our common stock were outstanding under the 2014 Plan.
2015 Omnibus Equity Incentive Plan
In June 2015, we adopted the 2015 Omnibus Equity Incentive Plan, or the 2015 Plan. The 2015 Plan, as amended, authorizes a total of 1,000,000 shares of our common stock for issuance to employees, directors, officers, consultants and advisors. On the Record Date, options to purchase 689,148 shares of our common stock were outstanding under the 2015 Plan.
Outstanding Equity Awards At Fiscal Year-End
The following table summarizes the number of securities underlying plan awards for each named executive officer as of December 31, 2020.
	Option Awards
Name	Number of Securities Underlying Unexercised Awards (#) Exercisable	Number of Securities Underlying Unexercised Awards (#) Unexercisable	Exercise Price ($)	Expiration Date
Marc Rubin, M.D.	152	—	1,386.00	4/15/2021
	253	—	1,137.60	1/3/2022
	203	—	594.00	3/16/2025
	506	—	918.00	12/14/2025
	440	—	918.00	02/02/2026
	390	—	702.00	02/13/2027
	946	—	174.60	03/07/2028
	2,779	—	52.50	4/2/2029
Sunil Bhonsle	203	—	1,386.00	4/15/2021
	304	—	1,137.60	1/3/2022
	243	—	594.00	3/16/2025
	506	—	918.00	12/14/2025
	496	—	918.00	2/2/2026
	445	—	702.00	02/13/2027
	945	—	174.60	03/7/2028
	2,778	—	52.50	4/2/2029
Katherine Beebe DeVarney, Ph.D.	102	—	46.58	5/11/2021
	152	—	46.58	1/3/2022
	142	—	594.00	3/16/2025
	223	—	46.58	12/14/2025
	223	—	46.58	2/13/2027
	945	—	174.60	3/7/2028
Dane Hallberg	1,389	—	37.80	04/24/2021
	2,667	—	45.00	04/24/2021
There were no option exercises by our named executive officers during 2020.
Pension Benefits
We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation
We do not maintain any non-qualified defined contribution or deferred compensation plans. The compensation committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Code, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the compensation committee determines that doing so is in our best interests. We sponsor a tax qualified defined contribution 401(k) plan in which Dr. Rubin and Mr. Bhonsle participated.
Employment Agreements
On April 1, 2019, we entered into employment agreements with Dr. Rubin and Mr. Bhonsle providing for base annual salaries of $325,000 and $425,000, respectively. The employment agreements contain the following terms:
•
Bonuses.   The executive may, at the sole discretion of the board of directors or the compensation committee, be considered for an annual bonus of up to 50% of his then base salary, payable in cash or awards under the Company’s equity incentive plan.

•
Term; Termination.   The employment agreements have a two-year term but may be terminated by the Company for any reason at any time. In the event of termination by the Company without Cause or their resignation for Good Reason, not in connection with a Change of Control (as those terms are defined in such agreements), the executives are entitled to (i) severance in the form of continuation of their base salary for 12 months, (ii) a pro rata portion of any annual bonus, (iii) 12 months of COBRA payments, and (iv) the immediate accelerated vesting of any unvested restricted shares and stock options. In the event such a termination is within 30 days prior to or six months following

•
Restrictive Covenants.   The employment agreements contain 12-month post-termination noncompetition and non-solicitation provisions.

•
Clawback.   The employment agreements contain a two-year post-termination clawback of bonuses and equity compensation in the event of a restatement of financial results upon which such benefits were based.

In November 2018, we entered into an employment agreement with Dr. Beebe DeVarney providing for a base annual salary of $365,000. The employment agreement contains the following terms:
•
Bonuses.   The executive may, at the sole discretion of the board of directors or the compensation committee, be considered for an annual bonus of up to 50% of her then base salary, payable in cash or awards under the Company’s equity incentive plan.

•
Term; Termination.   The employment agreement may be terminated by the Company for any reason at any time. In the event of termination by the Company without Cause or their resignation for Good Reason, not in connection with a Change of Control (as those terms are defined in such agreement), the executive is entitled to (i) severance in the form of continuation of her base salary for 12 months, (ii) a pro rata portion of any annual bonus, (iii) 12 months of COBRA payments, and (iv) the immediate accelerated vesting of any unvested restricted shares and stock options.

•
Restrictive Covenants.   The employment agreements contain 12-month post-termination noncompetition and non-solicitation provisions.

In October 2020, Mr. Bhonsle retired. In February 2021, Dr. Rubin’s and Dr. Beebe DeVarney’s employment agreements were amended to provide for annual salaries of $395,000 and $385,000, respectively, and the term of Dr. Rubin’s agreement was extended to September 30, 2021. In October 2021, Dr. Rubin’s agreement was further extended to December 31, 2022. All other agreement terms remain substantially the same.
In September 2018, we entered into an employment agreement with Mr. Hallberg providing for a base annual salary of $350,000. Mr. Hallberg’s employment terminated in April 2020 and he received $175,000 related to severance compensation.

Equity Compensation Plan Information
The following table sets forth aggregate information regarding our equity compensation plans that were in effect as of December 31, 2020:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrant and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (c)
Equity compensation plans approved by security holders(1)	26,196	$210.65	30,786
Equity compensation plans not approved by security holders(2)(3)	1,697	$737.38	—
Total	27,893	$242.70	30,786

(1)
In January 2021, our stockholders approved an amendment to the 2015 Plan to increase the number of authorized shares to 1,000,000 shares.

(2)
Includes 412 shares underlying options granted to employees and consultants who are not officers or directors of Titan under the 2001 NQ Plan.

(3)
Includes 1,285 non-qualified stock options and restricted share awards granted to employees, directors and consultants under the 2014 Plan.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The audit committee has selected WithumSmith+Brown, PC to serve as our independent accountants for the year ending December 31, 2021. In July 2021, in connection with Withum’s acquisition of certain assets of OUM & Co. LLP (“OUM”), OUM provided their resignation as the Company’s independent registered public accounting firm and the Company, with the approval of the audit committee, consented to the assignment and assumption of OUM’s engagement with the Company to Withum. A representative of Withum is expected to be present by teleconference at the annual meeting and will have an opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from stockholders.
Selection of our independent registered public accounting firm is not required to be submitted to a vote of stockholders and, accordingly, the vote will not be binding on our Board or our company. However, if stockholders fail to ratify the appointment, the audit committee will reconsider its appointment of Withum.
Aggregate fees billed by OUM during the fiscal years ended December 31, 2020 and 2019 were as follows:
	2020	2019
Audit Fees	$385,546	$461,322
Audit-Related Fees	—	—
Tax Fees	47,560	44,920
Total	$433,106	$506,242
Audit Fees  —  This category includes aggregate fees billed by our independent auditors for the audit of our annual financial statements, audit of management’s assessment and effectiveness of internal controls over financial reporting, review of financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the auditor in connection with statutory and regulatory filings for those fiscal years, including consents and comfort letters.
Audit-Related Fees  — This category consists of services by our independent auditors that, including accounting consultations on transaction related matters, are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees.
Tax Fees  —  This category consists of professional services rendered for tax compliance and preparation of our corporate tax returns and other tax advice.
All Other Fees  —  During the years ended December 31, 2020 and 2019, OUM did not incur any fees for other professional services.
The audit committee reviewed and approved all audit and non-audit services provided by OUM prior to its acquisition by Withum and concluded that these services were compatible with maintaining its independence. The audit committee approved the provision of all non-audit services by OUM.
Pre-Approval Policies and Procedures
In accordance with the SEC’s auditor independence rules, the audit committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to us by our independent auditor.
Prior to the engagement of the independent auditors for any fiscal year’s audit, management submits to the audit committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the independent auditors during that fiscal year. The audit committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the audit committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The audit committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the audit committee on a case-by-case basis.
Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.
The audit committee will not grant approval for:
•
any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to us;

•
provision by the independent auditors to us of strategic consulting services of the type typically provided by management consulting firms; or

•
the retention of the independent auditors in connection with a transaction initially recommended by the independent auditors, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of our financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of Titan who is in an accounting role or financial reporting oversight role must be approved by the audit committee on a case-by-case basis where such services are to be paid for by us, and the audit committee will be informed of any services to be provided to such individuals that are not to be paid for by us.
In determining whether to grant pre-approval of any non-audit services in the “all other” category, the audit committee will consider all relevant facts and circumstances, including the following four basic guidelines:
•
whether the service creates a mutual or conflicting interest between the auditor and us;

•
whether the service places the auditor in the position of auditing his or her own work;

•
whether the service results in the auditor acting as management or an employee of our company; and

•
whether the service places the auditor in a position of being an advocate for our company.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
During 2020,there were no related party transactions in which the amount involved exceeded $120,000 and, as of the date of this proxy statement, none have been undertaken in 2021.
Our Board is charged with reviewing and approving all potential related party transactions and, in accordance with its charter, the audit committee reviews and provides oversight of related-person transactions, as required by stock exchange rules and regulations.
SECTION 16(a) REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.
Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2020.
GENERAL
Management does not know of any matters other than those stated in this proxy statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.
We will bear the cost of preparing, printing, assembling and mailing the proxy, proxy statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of Titan may solicit proxies without additional compensation, by telephone or other electronic means. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Titan’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.
We will only deliver one proxy statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to our company at following address:
400 Oyster Point Boulevard, Suite 505, South San Francisco, California 94080.

STOCKHOLDER PROPOSALS
The annual meeting of stockholders for the fiscal year ending December 31, 2021 is expected to be held in August 2022. Any stockholder proposal intended to be included in our proxy statement and form of proxy for presentation at the 2019 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us not later than May 5, 2022. As to any proposal submitted for presentation at the 2021 annual meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2021 annual meeting will be entitled to exercise discretionary authority on that proposal unless we receive notice of the matter on or before May 5, 2022.
By Order of the Board of Directors,
/s/ Marc Rubin Marc Rubin, M.D. Executive Chairman of the Board of Directors
Dated: November 5, 2021

Annex A
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF TITAN PHARMACEUTICALS, INC.
TO BE HELD ON DECEMBER 13, 2021
Marc Rubin, M.D., with full power of substitution, hereby is authorized to vote as specified below or, with respect to any matter not set forth below, as he shall determine, all of the shares of common stock of Titan Pharmaceuticals, Inc. that the undersigned would be entitled to vote, if personally present, at the 2020 annual meeting of stockholders and any adjournment thereof.
Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2 and 3.
The board of directors recommends a vote FOR Proposals 1, 2 and 3.
1.
ELECTION OF DIRECTORS

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below
Marc Rubin, M.D., Joseph A. Akers, Kate Beebe DeVarney, Ph.D., M. David MacFarlane, Ph.D., and James R. McNab, Jr.
INSTRUCTION: To withhold authority to vote for any nominee, write the nominee’s name in the space provided below.

2.
RATIFICATION OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.
APPROVAL OF OUR EXECUTIVE COMPENSATION (SAY-ON-PAY)

☐ FOR	☐ AGAINST	☐ ABSTAIN
Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such.
Date:                  , 2021

Signature

Signature if held jointly
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.